Oil and Gas Interests	12 Months Ended
Jun. 30, 2013
Oil and Gas Interests

5. Oil and Gas Interests

Oil and gas interests consist of the following:

	2013	2012
Oil and gas interests	$15,572	$14,467
Less accumulated depletion	(8,102)	(7,244)

	$7,470	$7,223

The Company does not capitalize any of its own administrative or interest costs and accounts for these costs as expenses during the year. There were no costs excluded from costs subject to depletion and depreciation at the balance sheet dates.

Under full cost accounting many costs incurred will be capitalized even though they have not resulted in an increase in the future revenue generating capacity of the enterprise. Accordingly, it is widely recognized that there should be a limit on the aggregate costs that may be carried forward for amortization against revenue of future periods (the “ceiling test”); the Company performed a ceiling test calculation at both June 30, 2013 and 2012. The ceiling test requires the Company to use tax effected discounted cash flows using a present value technique. The sales prices used for the ceiling test were $94.95 per barrel for oil and $3.62 per thousand cubic feet of natural gas. Based on the calculations under the first step of the ceiling test, the Company determined that its oil and gas interests are recoverable.